Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION

First Place Financial Corp. and Franklin Bancorp, Inc.

Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition combines the historical Consolidated Statement of Financial Condition of First Place and subsidiaries and the historical Consolidated Statement of Financial Condition of Franklin and subsidiaries giving effect to the consummation of the merger on March 31, 2004, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

The following Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the nine months ended March 31, 2004 and the year ended June 30, 2003 combine the historical Consolidated Statements of Income of First Place and subsidiaries and Franklin and subsidiaries giving effect to the merger as if the merger had become effective at the beginning of the period presented, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Data.

Although pro forma financial information is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States of America, First Place and Franklin believe that pro forma financial information is important because it gives effect to the merger as if the merger had become effective at the beginning of the period presented. The manner in which First Place and Franklin calculate pro forma financial information may differ from similarly titled measures reported by other companies.

The unaudited pro forma condensed combined consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma condensed combined consolidated financial statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of First Place and subsidiaries and Franklin and subsidiaries appearing elsewhere herein.

These pro forma financial statements do not include the effects of any potential cost savings that management believes will result from operating the Franklin banking business as branches and combining certain operations functions. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

FIRST PLACE FINANCIAL CORP. AND FRANKLIN BANCORP, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF CONDITION

(DOLLARS IN THOUSANDS)

(UNAUDITED)

The following unaudited pro forma condensed combined Statement of Condition gives effect to the acquisition by First Place Financial Corp. (“First Place”) of Franklin Bancorp, Inc. and subsidiaries (“Franklin”) using the purchase method of accounting assuming the acquisition was consummated on March 31, 2004. Franklin was acquired by First Place on May 28, 2004.

	March 31, 2004
	First Place Historical	Franklin Historical	Pro Forma Adjustments	Pro forma Combined
ASSETS
Cash and cash equivalents	$31,198	$21,049	$(42,695)	$9,552
Federal funds sold	500	51,989	—	52,489
Securities available for sale	328,682	84,941	—	413,623
Loans held for sale	69,421	—	—	69,421

Total loans	1,016,497	361,664	(1,637)	1,376,524
Less allowance for credit losses	(10,522)	(5,300)	(1,500)	(17,322)

Net loans	1,005,975	356,364	(3,137)	1,359,202
Federal Home Loan Bank and Federal Reserve
Bank stock	23,207	6,867	—	30,074
Premises and equipment	19,961	2,887	—	22,848
Goodwill	18,930	—	31,737	50,667
Core deposit and other intangibles	4,144	—	15,274	19,418
Accrued interest receivable and other assets	152,418	19,145	—	171,563

TOTAL ASSETS	$1,654,436	$543,242	$1,179	$2,198,857

LIABILITIES
Deposits
Non-interest-bearing deposits	$44,012	$199,097	$—	$243,109
Interest-bearing deposits	1,073,088	240,001	—	1,313,089

Total deposits	1,117,100	439,098	—	1,556,198
Securities sold under agreements to repurchase	33,096	—	—	33,096
Federal Home Loan Bank advances	261,515	55,000	2,556	319,071
Trust preferred securities	30,929	—	—	30,929
Other liabilities	21,397	2,283	6,409	30,089

TOTAL LIABILITIES	1,464,037	496,381	8,965	1,969,383

SHAREHOLDERS’ EQUITY
Common stock	181	3,783	(3,783)	181
Additional paid-in capital	177,440	28,636	(17,857)	188,219
Retained earnings	91,204	12,764	(14,454)	89,514
Treasury stock	(67,714)	—	29,986	(37,728)
Unearned Employee Stock Option Plan and
Recognition and Retention Plan	(7,148)	—	—	(7,148)
Accumulated other comprehensive income (loss)	(3,564)	1,678	(1,678)	(3,564)

TOTAL SHAREHOLDERS’ EQUITY	190,399	46,861	(7,786)	229,474

TOTAL LIABILITIES AND EQUITY	$1,654,436	$543,242	$1,179	$2,198,857

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

The following unaudited pro forma condensed combined statement of income for the nine-month period ended March 31, 2004 gives effect to First Place’s acquisition of Franklin using the purchase method of accounting assuming the acquisition was consummated on July 1, 2003. Franklin was acquired by First Place on May 28, 2004.

	For the nine months ended March 31, 2004
	First Place Historical	Franklin Historical	Pro Forma Adjustments	Pro forma Combined
Loans, including fees	$52,656	$16,174	$398	$69,228
Securities and other	10,524	3,397	(272)	13,649

Interest income	63,180	19,571	126	82,877

Deposits	18,989	2,091	—	21,080
Borrowed funds	8,850	2,120	(1,329)	9,641

Interest expense	27,839	4,211	(1,329)	30,721

Net interest income	35,341	15,360	1,455	52,156

Provision for loan losses	2,373	2,252	1,500	6,125

Gain on sale of securities	480	(44)	—	436
Gain on sale of loans, net	6,968	—	—	6,968
Loan servicing income	(186)	—	—	(186)
Other income	9,540	3,665	—	13,205

Non-interest income	16,802	3,621	—	20,423

Salaries and benefits	16,311	8,713	—	25,024
Occupancy and equipment	4,662	2,521	—	7,183
Intangible amortization	755	—	2,049	2,804
Other	9,630	3,124	—	12,754

Non-interest expense	31,358	14,358	2,049	47,765

Income before income taxes	18,412	2,371	(2,094)	18,689
Income taxes	5,715	486	(733)	5,468
Minority interest in income of consolidated subsidiary	71	—	—	71

Net income	$12,626	$1,885	$(1,361)	$13,150

Per common share data
Net income - Basic	$1.01	$0.51		$0.89
Net income - Diluted	$0.99	$0.50		$0.88
Weighted average shares outstanding - Basic	12,552,351	3,709,083		14,708,529
Weighted average shares outstanding - Diluted	12,797,830	3,794,077		14,954,008

FIRST PLACE FINANCIAL CORP.

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

The following unaudited pro forma condensed combined statement of income for the year ended June 30, 2003 gives effect to First Place’s acquisition of Franklin using the purchase method of accounting assuming the acquisition was consummated on July 1, 2002. Franklin was acquired by First Place on May 28, 2004.

	For the year ended June 30, 2003
	First Place Historical	Franklin Historical	Pro Forma Adjustments	Pro forma Combined
Loans, including fees	$69,741	$23,737	$531	$94,009
Securities and other	17,653	6,989	(363)	24,279

Interest income	87,394	30,726	168	118,288

Deposits	30,770	4,213	—	34,983
Borrowed funds	12,526	2,898	(1,772)	13,652

Interest expense	43,296	7,111	(1,772)	48,635

Net interest income	44,098	23,615	1,940	69,653

Provision for loan losses	2,864	4,086	1,500	8,450

Gain on sale of securities	1,125	784	—	1,909
Gain on sale of loans, net	13,379	—	—	13,379
Loan servicing income	(4,991)	—	—	(4,991)
Other income	10,694	6,362	—	17,056

Non-interest income	20,207	7,146	—	27,353

Salaries and benefits	18,383	13,282	—	31,665
Occupancy and equipment	5,758	3,181	—	8,939
Intangible amortization	997	—	2,732	3,729
Other	11,585	9,575	—	21,160

Non-interest expense	36,723	26,038	2,732	65,493

Income before income taxes, minority interest and subsidiary preferred stock dividends	24,718	637	(2,292)	23,063
Income taxes (benefit)	7,947	(816)	(802)	6,329
Minority interest in income of consolidated subsidiary	79	—	—	79
Preferred stock dividends of subsidiary	—	900	—	900

Net income	$16,692	$553	$(1,490)	$15,755

Per common share data
Net income - Basic	$1.31	$0.15		$1.06
Net income - Diluted	$1.29	$0.15		$1.04
Weighted average shares outstanding - Basic	12,713,170	3,657,251		14,869,348
Weighted average shares outstanding - Diluted	12,967,352	3,765,832		15,123,530

See accompanying notes to pro forma condensed combined financial statements.

First Place Financial Corp.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

March 31, 2004

(Dollars in Thousands)

NOTE 1: BASIS OF PRESENTATION

The unaudited Pro Forma Condensed Combined Consolidated Financial Data has been prepared assuming the merger will be accounted for under the purchase method and is based on the historical consolidated financial statements of First Place and the historical consolidated financial statements of Franklin, which have been adjusted to reflect the historical cost of Franklin’s assets and liabilities at their fair value. In addition, pro forma adjustments have been included to give effect to events that are directly attributable to the transaction and expected to have a continuing impact on the combined company. Pro forma adjustments for the Pro Forma Condensed Combined Consolidated Statement of Income include amortization of core deposit intangible and other adjustments based on the allocated purchase price of net assets acquired.

First Place’s fiscal year-end is June 30 and Franklin’s fiscal year-end is December 31. The pro forma income statement information presented above for the twelve months ended June 30, 2003 includes First Place’s historical income statement information for its fiscal year ended June 30, 2003. Franklin’s historical income statement information was conformed to First Place’s year-end by adding its results of operations for the six months ended June 30, 2003 to its results of operations for the year ended December 31, 2002 and deducting its results of operations for the six months ended June 30, 2002.

NOTE 2: FRANKLIN MERGER RELATED CHARGES

In connection with the merger, Franklin expects to incur pre-tax merger related charges of approximately $3,432. These charges are expected to include $1,907 in change of control, severance and other employee related payments and $1,525 in investment banking, legal and accounting fees. An accrual for the merger related charges and the related tax effect of $1,167 has been reflected in the unaudited Pro Forma Condensed Combined Consolidated Statement of Condition as of March 31, 2004. Since these charges are expected to occur prior to the acquisition date and are not expected to have a continuing impact on the operations of the combined company, they are not included in the Unaudited Pro Forma Condensed Combined Consolidated Statements of Income.

NOTE 3: FIRST PLACE MERGER RELATED CHARGES

In connection with the merger, First Place expects to incur pre-tax merger related charges of approximately $3.7 million. These charges are expected to include $1,138 in investment banking, legal and accounting fees; $1,500 in additional loan loss provision to reflect the planned change in credit management approach in dealing with Franklin’s workout credits and, to a lesser extent, to conform Franklin’s accounting practices to First Place’s; $500 in miscellaneous charges; and $600 in direct merger related data processing and other equipment charges. The $1,138 of investment banking, legal and accounting fees have been reflected as a component of the purchase price of Franklin. For purposes of the unaudited Pro Forma Condensed Combined Consolidated Statement of Condition, the $1,500 additional loan loss provision has been reflected as an addition to the allowance for loan losses; and the remaining $1,100 of pre-tax merger related charges have been reflected as an accrued liability along with the related tax impact for both charges of $910. First Place also borrowed $30,000 in trust preferred securities at an estimated per annum cost of 5.45%. For purposes of the unaudited Pro Forma Condensed Combined Consolidated Financial Data, this anticipated borrowing of cash has been reflected as an increase to cash and trust preferred securities in the statement of financial condition and related increase on interest expense has been reflected in the income statement.

First Place Financial Corp.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements (Continued)

March 31, 2004

(Dollars in Thousands)

NOTE 4: PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF CONDITION ADJUSTMENTS

Under purchase accounting, Franklin’s assets and liabilities and any identifiable intangible assets are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by First Place based upon available information. First Place cannot be sure that such estimated values represent the fair value that would ultimately be determined as of the acquisition date.

The following are the preliminary pro forma adjustments, which may be revised, that were made to record the transaction and to adjust Franklin’s assets and liabilities to their estimated fair values at March 31, 2004:

PURCHASE PRICE OF FRANKLIN:

Market value (based on the average closing price from November 4 through November 17) of First Place common stock to be issued, net of issuance costs	$40,765
Cash in exchange for Franklin common stock	39,816
Cash in exchange for Franklin stock options	1,741
Estimated costs of acquisition to be capitalized by First Place	1,214

$83,536

Historical net assets of Franklin at March 31, 2004	$46,861
Accrual of Franklin after-tax merger related charges and other adjustments	(2,265)
Fair market value adjustments as of March 31, 2004
Loans	(1,637)
Borrowings	(2,556)
Core deposit intangible and other identified intangible assets	15,274
Deferred taxes on purchase accounting adjustments	(3,878)
Goodwill	31,737

$83,536

The estimated fair value of Franklin’s premises and equipment approximates its carrying value.

The pro forma adjustment to cash due from banks includes $39,816 of cash issued in exchange for Franklin common stock, $1,741 of cash issued in exchange for Franklin stock options and $1,050 payment of investment banking, legal, accounting and other fees associated with the merger.

NOTE 5: SHAREHOLDERS’ EQUITY

Pursuant to the merger agreement, shareholders of Franklin will be entitled to elect to receive, in exchange for each share of the Franklin common stock held, either $21.00 in cash or 1.137 shares of First Place common stock, or a combination thereof. The election process, however, is subject to limitations that will cause the aggregate purchase price to be comprised of 50% of First Place common stock and 50% of cash. Based on the outstanding number of shares of Franklin common stock at March 31, 2004, in the aggregate, the Franklin shareholders will receive $39,816 in cash and 2,156,178 shares of First Place common stock, which will be issued from its treasury stock. Certain Franklin common stock options may be exercised by option holders prior to consummation of the merger. Therefore, the number of Franklin common shares outstanding and the number of First Place common shares exchanged in the merger may be different than amounts determined as of March 31, 2004. Pro forma retained earnings reflect an adjustment for estimated merger related charges as described in Note 2 above. Approximately 15,400,000 shares of First Place common stock will be outstanding for the combined company after the merger.

NOTE 6: AVERAGE SHARES OUTSTANDING

The pro forma weighted average shares outstanding is based on the historical First Place weighted average shares outstanding plus 2,156,178 shares of First Place common stock that would have been issued to Franklin shareholders based on the number of Franklin shares outstanding at March 31, 2004.

First Place Financial Corp.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements (Continued)

March 31, 2004

(Dollars in Thousands)

NOTE 7: PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME ADJUSTMENTS

For purposes of determining the pro forma effect of the Franklin acquisition on the statement of income, the following pro forma adjustments have been made as if the acquisition had occurred as of July 1, with respect to each of the periods:

	Nine Months Ended March 31, 2004	Twelve Months Ended June 30, 2003
Yield adjustment for interest income on securities available for sale	$(272)	$(363)
Yield adjustment for interest income on loans	398	531
Amortization of core deposit and other identified intangible assets	(2,049)	(2,732)
Yield adjustment for interest expense on borrowings	1,329	1,772

	(594)	(792)
Tax benefits of pro forma adjustments	(208)	(277)

	$(386)	$(515)

The following assumptions were utilized for purposes of determining the pro forma effect of the Franklin acquisition on the statement of income:

	Weighted Average Remaining Term/Useful Life	Method of Amortization or Accretion
Securities available for sale	84 months	Interest Method
Loans	37 months	Interest Method
Core deposit and other identified intangible assets	10 years	Accelerated
Borrowings	80 months	Interest Method

In accordance with Statement of Financial Accounting Standards, No. 142, Goodwill and Other Intangible Assets, goodwill will not be amortized, but will be reviewed for impairment at least annually.